SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2007

KINDER TRAVEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52706	20-4939361
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

20385 64th Avenue Langley, B.C. CANADA V2Y 1N5
(Address of principal executive offices)
604-514-1962
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 5, 2007, at a meeting of the Board of Directors, the Company passed a resolution announcing that it had decided to terminate its relationship with its transfer agent, West Coast Stock Transfer.  At that same meeting, the Company appointed Wall Street Transfer Agents Inc. as their new transfer agent.

Wall Street Transfer’s address and contact information is as follows:

Wall Street Transfer Agents Inc.
101 - 5521 192nd Street
Surrey, BC V3S 8E5
Telephone: 778-571-0277
Fax: 778-571-0877
Toll Free: 1-866-455-WSTA (9782)
Contact: Mitz Lehner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 28, 2007    Kinder Travel, Inc.
By:/s/ Daniel L. Baxter
Daniel L. Baxter
Chief Executive Officer